Earnings Release April 20, 2023 First Quarter 2023 Results Exhibit 99.3

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and utilization rates; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our capital position; (8) our contingent sources of liquidity; (9) our future operating and financial performance; (10) our strategy and initiatives for future revenue growth, balance sheet management, capital management, and expense savings; (11) our effective tax rate; and (12) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; taxable equivalent (TE) revenue; total non-interest expense; efficiency ratio-TE; PPNR; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and TE revenue exclusive of net investment securities gains (losses), fair value adjustment on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons.The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

3 Stability in a Volatile Environment Liquidity Capital Operations Earnings Client Confidence • Core deposits(1) increased in 1Q23; deposit production(2) up 44% QoQ • Stable core deposit(1) balances throughout March • Arranged $5B+ in incremental Fed and FHLB borrowing capacity, with $25B+ of overall contingent liquidity(3) • Continue to grow CET1, ending the quarter at 9.76%(4) • Incremental loan growth focused on core relationships & most accretive opportunities • Stability of deposit base highlights strength of client relationships • Market disruption resulted in new client wins and additional growth opportunities • Organization-wide response to market disruption • Branches, Customer Care, Relationship Managers, Corporate Communications all equipped to respond • Efficiently facilitated movement to insured ICS deposit product where appropriate • Net Income(5) up 19% YoY • Positive YoY operating leverage while staying the course on strategic investments • Credit performance remains strong 20 Greenwich Excellence and Best Brand Awards J.D. Power 2023 Best Retail Banking Customer Satisfaction in the Southeast Region and #1 for Trust (1) Excludes brokered; (2) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types, excluding public funds; (3) As of 4/17/23; see page 7 for additional disclosures re: contingent liquidity; (4) Preliminary; (5) Available to common shareholders.

SYNOVUS

First Quarter 2023 Financial Highlights

Key Highlights

- Net Income[1] and EPS growth of 19% and $0.21 YoY, respectively
  - Total revenue of $614 million, a 23% YoY increase
    - Net interest income growth of 23% YoY
    - Core client fee income growth, ex-mortgage, of 19% YoY
  - PPNR[2] of $292 million, a 30% YoY increase
- Loan growth of $329 million, or 1% QoQ
  - Third-party consumer loan decline of $554 million, a result of runoff as well as $424 million move to held-for-sale
  - Loan growth, ex. third-party move to held-for-sale, of $753 million or 2%
- Total deposits up $1.1 billion, or 2% QoQ
  - Core deposits[3] up $133 million for the quarter with stable balances throughout March
  - Production[4] remains robust, up 44% QoQ
  - Cumulative total deposit beta expectations trending to low 40's
- Credit quality metrics continue to remain strong
  - Charge-off ratio of 0.17% remains near historically low levels
  - ACL ratio up slightly to 1.17% due to higher weightings to downside economic scenarios
- Grew CET1 ratio to 9.76%[5]
  - Continue to prioritize supporting core client growth while also increasing capital levels

Key Performance Metrics	Reported	Adjusted[6]
Net Income Available to Common Shareholders[7]	$193,868	$195,276
Diluted Earnings Per Share	$1.32	$1.33
Return on Average Assets	1.36%	1.37%
Return on Average Tangible Common Equity	21.9%	22.1%
Efficiency Ratio-TE[8]	52.3%	50.5%[9]

Balance Sheet (Period-end, $ in millions)	Total
Loans, Net of Unearned	$44,045
Deposits	$49,954

(1) Available to common shareholders; (2) Pre-provision net revenue equals total revenue less non interest expense; (3) Excludes brokered; (4) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types, excluding public funds; (5) Preliminary; (6) Non-GAAP financial measure; see appendix for applicable reconciliation; (7)In thousands; (8) Taxable equivalent; (9) Adjusted tangible efficiency ratio.

4

5 $44,045 $43,716 $346 $534 $2 $(554) 4Q22 CRE C&I Direct Consumer Third-Party Consumer 1Q23 Total Loans Amounts may not total due to rounding; (1) Income producing real estate. • Loan growth of $329 million, or 1% QoQ • Loan growth impacted by third-party decline from both runoff and move to held-for- sale of $424 million ◦ Loan growth, ex. HFS move, of $753 million, or 2% • Leveraging strength in current environment to grow market share ◦ 1Q23 spreads to index on floating rate new commercial production ~40bps higher than 2022 full year average • C&I utilization increase a result of new production with higher utilization levels ◦ Utilization from C&I commitments existing at the end of 4Q22 was flat QoQ $44.0 billion Change in Ending Loan Balances ($ in millions) ($ in millions) $13,301 $13,873 $14,289 $14,656 47.1% 47.3% 48.6% 50.2% Total Commitments C&I Line Utilization 2Q22 3Q22 4Q22 1Q23 Summary Loan Growth Attribution Total C&I Revolving Commitments and Line Utilization Diversified/High Quality Loan Portfolio Includes ($424) million impact resulting from move to HFS IPRE(1) 1-4 Fam, Land & Dev. C&I Consumer Average FICO of 745 54.5% Average LTV Diversified across multiple industries 2.3% 19.2% 27.2% 51.3%

SYNOVUS

Total Deposits $50.0 billion

Summary

- Total deposits increased $1.1 billion, or 2% QoQ
  - Core Deposit[1] growth of $133 million QoQ
  - Non-interest bearing decline impacted primarily by commercial seasonality, normal cash deployment and to a lesser extent continued rate pressures
  - Growth in Time deposits a result of continued mix shift from MMA as well as new customer acquisition
- Deposit production[2] increased 44% from previous quarter with increases in both commercial and consumer business lines
- In current rate environment, cumulative total deposit beta tracking to low 40's
- Core deposits[1], excluding public funds, are up $287 million QTD through April 17th[3]

QoQ Change in Ending Balances[4]


($ in millions)
$(997)
$731
$(87)
$(881)
$1,367
$949
Non-Interest-Bearing
NOW
Savings
MMA
Time
Brokered
Public Funds QoQ Growth:
$(250)
$656
$(4)
$(180)
$31

Deposit Production Focus


($ in billions)
Total Deposit Production(2)
$0.9
$1.1
$1.4
$2.2
$3.1
1Q22
2Q22
3Q22
4Q22
1Q23

Cumulative Total Avg. Deposit Beta of 30% through 1Q23


Fed Target Average
+444 bps
0.25%
3.84%
4.69%
4.83%
4Q21
4Q22
1Q23
Mar 23


Total Deposit Cost
+132 bps
0.12%
0.88%
1.44%
1.63%
4Q21
4Q22
1Q23
Mar 23

(1) Excludes brokered; (2) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types, excluding public funds; (3) Growth from 3/31/23 - 4/17/23; (4) Balances in bar chart include the public funds changes QoQ seen below the chart.

6

Liquidity

SYNOVUS

Summary

- Stable core deposit[1] balances in the quarter, including throughout March
- Opportunistically added FHLB borrowings and brokered deposits in March as precautionary measures amid the uncertain environment
  - Bank-level debt issuance in February ($500 million) further diversified funding profile
- $25+ billion of primary and secondary contingent liquidity sources available for funding needs

Robust Contingent Sources of Liquidity

($ in billions, as of 4/17/23)



Primary Sources
$13.6
FRB Reserves, $1.4
Third-Party Loans , $1.5 (2)
FHLB Borrowing Capacity, $5.8
Unencumbered Securities, $4.9
$25.5 Total
Fed Funds Lines, $1.4
Discount Window (ex-BTFP), $8.5
Other Contingent Sources, $2.1 (3)
Secondary Sources
$11.9

- Unpledged loans of $20+ billion not reflected in the chart above

Core Deposit[1] Balances Stable in First Quarter



Synovus Core Deposits(1) ($ in billions)
Total Banking Industry - H8 Data(4) ($ in trillions)
$17.9
$43.6
$44.0
$17.5
$44.0
$17.3
$43.9
$17.3
$43.7
+0.3% QoQ
-3.3% QoQ
Dec
Mar 9
Mar 17
Mar 24
Mar 31

Augmented Cash[5] Balances During March

($ in billions)



$1.3
$1.1
$3.4
$3.2
$2.7
~$2.3 billion of cash balances added
Dec
Mar 9
Mar 17
Mar 24
Mar 31

Amounts may not total due to rounding; (1) Excludes brokered; (2) Includes HFS portfolio of approx. $625 million at marked fair value, as well as HFI portfolio which is currently in runoff; (3) Other Contingent Sources include incremental liquidity available via FRB's Bank Term Funding Program, as well as other documented sources; (4) All commercial banks not seasonally adjusted; (5) FRB Reserves.

7

Deposit Client Profiles

SYNOVUS

95%+ of Core Deposits[1] in Southeast Footprint spread across 55 MSAs

Middle Market & CRE[2]

$5.2B Balances
~9K Accounts



5%
1%
38%
57%

71% > 5 year relationship tenure[3]

90% of total balances maintain an account on Commercial Analysis

>65% maintain lending relationship[3]

Business Banking[2]

$8.0B Balances
~34K Accounts



4%
1%
27%
69%

85% > 5 year relationship tenure[3]

75% of total balances maintain an account on Commercial Analysis

58% standard pricing on interest bearing deposits[3][4]

Small Business[2]

$5.9B Balances
~113K Accounts



2%
22%
76%

77% > 5 year relationship tenure[3]

78% standard pricing on interest bearing deposits[3][4]

Private Wealth/ Consumer Banking[2]

$16.5B Balances
~672K Accounts



7%
21%
32%
39%
DDA/Now
MMA
Time
Savings

85% > 5 year relationship tenure[3]

94% standard pricing on interest bearing deposits[3][4]

86% have multiple products/ services[3]

Greenwich Excellence

20 Greenwich Excellence and Best Brand Awards in small business and middle market

2023 Best Retail Banking Customer Satisfaction in the Southeast Region and **#1** for Trust

Amounts may not total due to rounding; (1) Excludes brokered; (2) Client segmentation based on our go-to-market strategies, excluding public funds and non market based deposit verticals; (3) Balance weighted statistic; (4) Excludes Time Deposits as exception pricing is tracked for only non-maturity deposits.

8

9 Diversified and Granular Deposit Base 1Q23 Deposit Composition $50.0 $(26.0) $(6.7) $(4.0) $13.3 Total Deposits Insured Collateralized Public Funds ICS Availability 3/31/23 Remaining $4.5B ICS Total Capacity ~11% utilized at 3/31 25% 10% 13% 52% Uninsured Commercial ~$12.5B Uninsured Consumer ~$4.7B Uninsured Public Funds ~$6.7B Insured Consumer and Commercial ~$26.0B Total Deposits $50.0B Uninsured Client Relationships, ex Public Funds Average Relationship Tenure (Years) % of Total Deposits Top 10 18 3.0% Top 20 19 4.5% Top 50 21 7.5% Top 100 20 10.3% ~73% of deposits insured, collateralized or insurable through our ICS capacity(1) Amounts may not total due to rounding; (1) Insurability through ICS at the election of the client.

Net Interest Income $481 million

SYNOVUS

Summary

- NII growth of $89 million or 23% vs. 1Q22; QoQ decline of $21 million
  - QoQ negatively impacted by day count (~$9 million)
- Benefits of higher asset yields and earning asset growth offset by continued increases in deposit costs and negative remixing from NIB deposits
- NIM was impacted by the same factors, as well as higher cash balances due to the precautionary liquidity actions taken in March
- Overall balance sheet remains well positioned in a higher rate environment as fixed asset repricing and 2Q23 hedge maturities provide an offset to increasing deposit costs

NII / NIM Trends



($ in millions)
$392
$425
$478
$501
$481
3.01%
3.22%
3.47%
3.56%
3.43%
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Income
Net Interest Margin(1)

Assets Well-Positioned in Current Environment



Mortgage as % of Total Assets
9%
11%
SNV
Peer(3) Avg
Securities as % of Total Assets(2)
18%
24%
SNV
Peer(3) Avg
Total - Mtg + Sec(2)
27%
35%
SNV
Peer(3) Avg



Floating Rate Loan Portfolio Mix
61%
62%
64%
3Q22
4Q22
1Q23

NIM Waterfall(4)



3.56%
0.45%
(0.49)%
(0.07)%
(0.02)%
(0.01)%
0.01%
3.43%
4Q22
Asset Yield
Liabilities Yields
Deposit Mix
Excess Cash
Debt Issuance
Day Count/ Other(5)
1Q23

Amounts may not total due to rounding; (1) NIM reflect Actual/Actual day count and includes other immaterial adjustments versus NIM previously reported; (2) Based on amortized cost; (3) Proxy peer set; (4) Estimated impact; (5) 'Other' includes various unattributed items.

10

Non-Interest Revenue $133 million

SYNOVUS

Summary

- Wealth revenue increased 22% YoY
  - Non-market based advisory fees and short-term cash management products continue to support fee income growth
- Record-setting Capital Markets fee growth from syndication and interest rate management products are evidence of successful expansion in commercial lines of business, and compensated for lower mortgage income
- Recognized $13 million benefit associated with the regulatory approval of Qualpay investment

Fee Income

($ in millions)	1Q23	QoQ Δ	YoY Δ
Core Banking Fees[1]	$46	0%	1%
Wealth Revenue[2]	$44	10%	22%
Capital Markets Income	$14	96%	151%
Net Mortgage Revenue	$4	51%	(35)%
Total Other Income[3]	$10	88%	(29)%
Total Adjusted Non-Interest Revenue[4]	**$118**	**17%**	**10%**
Total Non-Interest Revenue	**$133**	**30%**	**26%**

YoY Non-Interest Revenue Growth Highlights



($ in millions)
19%
$87.2
$104.2
22%
$36.4
$44.4
151%
$5.5
$13.7
1Q22
1Q23
Core Client Fee Income ex. Mortgage
Wealth Revenue(2)
Capital Markets

Core Client Fee Income, ex Mortgage



($ in millions)
12% CAGR
$66.5
$77.7
$78.3
$87.2
$104.2
1Q19
1Q20
1Q21
1Q22
1Q23

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation.

11

Non-Interest Expense $322 million

SYNOVUS

Summary

- QoQ expense impacted by normal seasonal personnel costs and higher FDIC/ healthcare costs, offset by lower performance related expense and well-managed operating costs
- YoY cost increases a result of new initiative and infrastructure investments made in 2022 as well as investments in our workforce and FDIC/healthcare costs
- Total non-interest expense impacted by $17 million loss associated with the move of third-party consumer loans to held-for-sale
- Continue to move forward with key strategic investments while rationalizing overall spend in light of the current environment

Expense Trends

($ in millions)	1Q23	QoQ Δ	YoY Δ
Total Employment	$188	4%	13%
Total Other	$74	(9)%	5%
Total Occupancy, Equipment, and Software	$43	(5)%	0%
Total Adjusted Non-Interest Expense[(1)]	**$304**	**(1)%**	**9%**
Total Non-Interest Expense	**$322**	**4%**	**18%**

QoQ Cost Drivers



($ in millions)
$307.3
$12.2
$4.0
$(8.3)
$(10.8)
$304.5
Adjusted 4Q22
Seasonal Personnel Expense(2)
FDIC/ Healthcare(3)
Performance Related(4)
Other Core Operating
Adjusted 1Q23

YoY Cost Drivers



($ in millions)
$279.5
$8.4
$3.8
$12.7
$304.5
Adjusted 1Q22
Growth/Infrastructure Initiatives
FDIC/ Healthcare(3)
Other Core Operating
Adjusted 1Q23

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Seasonal personnel expense includes payroll taxes and 401K; (3) FDIC/Healthcare includes 2023 rate increases to FDIC and employee health insurance costs; (4) Performance related expense includes primarily bonus/incentive costs, coupled with FDIC (volume, not rate increase), loan recording costs, deferred comp, travel, and client development.

12

13 $462 $458 $479 $501 $514 1.15% 1.11% 1.13% 1.15% 1.17% Allowance for Credit Losses ACL Coverage Ratio 1Q22 2Q22 3Q22 4Q22 1Q23 0.50% 0.50% 0.40% 0.33% 0.41%0.41% 0.22% 1.67% 4.72% 2.57% 2.15% 2.47% NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio C&C % of Total Loans 1Q20 1Q21 1Q22 4Q22 1Q23 $11 $13 $26 $35 $32 $19 $17 $5 $13 $19 Provision for Credit Losses Net Charge-Offs 1Q22 2Q22 3Q22 4Q22 1Q23 ($ in millions)($ in millions) 0.19% 0.16% 0.04% 0.12% 0.17%NCO Ratio:350% 420% 393% 391% 282%ACL to NPLs: Credit QualityCredit Quality 3-Year Credit Trends Allowance for Credit Losses Provision and Net Charge-Offs • Overall portfolio performance continues to be very strong as reflected in ACL ratio ◦ ACL up slightly due to increased weighting to downside economic scenarios • 1Q23 Net Charge Offs impacted by $6.6 million related to third- party consumer portfolio move to HFS 0.40% 0.33% 0.29%0.12% 0.11% 0.15% 0.12% Summary (1) (1) Criticized and Classified Loans as a % of Total Loans.

14 9.76% 9.63% 0.37% (0.12)% (0.12)% 0.00% 0.01% Beginning CET1 Ratio (4Q22) Net Income Available to Common Shareholders Risk- Weighted Assets Common Dividends Share Repurchases Other Ending CET1 Ratio (1Q23) Amounts may not total due to rounding; (1) 1Q23 capital ratios are preliminary; (2) Includes changes in phase-in impact of CECL transitional amount, intangible assets, and applicability of deferred tax assets. 9.5% 9.5% 9.6% 9.8% Common Equity Tier 1 Tier 1 Tier 2 1Q22 3Q22 4Q22 1Q23 (1) 12.6% 10.6% 10.7% 12.5% 12.7% 10.8% Capital Capital Metrics Capital Deployment Focused on Growth & Accretion • Continued to intentionally grow capital levels in light of current environment ◦ CET1 ended the quarter at 9.76%(1), up 0.24% in last 2 quarters • Expect to direct organic capital generation toward core growth and capital accretion ◦ Targeting ~10% CET1 by year-end • 2Q23 capital ratios will be negatively impacted by ~7bps associated with closing of Qualpay investment (2) 10.6% 12.5% (1) Tangible Common Equity 6.1% 5.8% 0.2% 0.1% 4Q22 OCI Change Capital Accretion 1Q23 Summary

SYNOVUS

2023 Updated Guidance

	Updated Guidance
EOP Loan Growth[2]	4 - 8%
Adjusted Revenue Growth[2][3][4]	4 - 7%
Adjusted NIE Growth[3][5]	4 - 6%
Adjusted PPNR Growth[2][3][6]	4 - 8%
CET1 Guidance	~10% by year-end
Effective Tax Rate	21 - 23%

Updated Key Assumptions[1]

EOP Loan Growth:

- Planned third-party sale accelerating pace of third-party runoff
- Range accounts for uncertainty in payoff levels associated with transaction-driven business lines as well as uncertain economic environment

Adjusted Revenue Growth:

Revenue Growth Drivers	Low-half of Guidance	Upper-half of Guidance	Notes
Loan Growth	4%	8%	
Core Deposit Growth	Low single digits	Mid-single digits	
Cumulative Deposit Betas	Mid 40's	~40	Beta measured as of 3Q23

- Assumes Fed reaches 5.25% in 2Q23 and holds throughout 2023
- Key drivers of the cumulative deposit beta expectations include impact of DDA remix (both experienced and expected) and modestly higher core interest bearing deposit costs

Adjusted NIE Growth and Adjusted PPNR Growth:

- Expense and PPNR ranges aligned to revenue outcomes
- Intend to contain core operating costs while continuing to support key strategic initiatives

(1) Updated guidance excludes the impact of Qualpay investment which is expected to have an immaterial impact to Adjusted PPNR for 2023, nor does it reflect potential incremental costs associated with FDIC assessments resulting from recent bank failures; (2) Not adjusting for PPP loans or PPP revenue in 2023 outlook given relatively immaterial impact to 2022 and 2023 forecasted results; assumes no incremental material loan sales outsides of the current planned third-party sale; (3) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (4) The 2022 adjusted revenue baseline number is adjusted revenue of $2.21 billion; (5) The 2022 baseline number for adjusted NIE is $1.16 billion; (6) The baseline number for adjusted PPNR is $1.05 billion.

15

Appendix

17 Allowance for Credit Losses ($ in thousands) ACL/ Loans: Economic Scenario Assumptions and Weightings 1.15% 1.17% 1 $514,483 $500,879 $26,952 $4,453 $(17,467) $(6,591) $6,257 4Q22 Economic Forecast Impact Net Growth Performance Third-Party Auto Loans Move to HFS Other 1Q23(1) (1) Other includes the impact of dispositions, sub-pool changes, etc.; (2) Downside scenarios carry a total weighting of 60% and correspond to Moody’s February 2023 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (3) Upside refers to Moody’s February 2023 "S1" Upside 10th Percentile scenario; (4) 1st quarter model estimates. 1Q23 Change from 2023(4) 2024(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Slow Growth(2) 45% +10% 1.0% 3.8% 1.3% 4.9% Consensus Baseline 35% (5)% 0.4% 4.3% 1.2% 4.8% Downside(2) 15% NC (0.4)% 5.5% (0.3)% 7.6% Upside(3) 5% (5)% 2.1% 3.1% 3.3% 3.2% Weighed Average 0.6% 4.2% 1.1% 5.2%

18 Earning Assets Composition 42% 36% 31% 24% 15% 7% 13% 18% 25% 35% 3% 3% 4% 6%8% 9% 8% 8% 8% 41% 40% 40% 38% 37% 3.76% 3.92% 4.60% 5.36% 5.89% LIBOR SOFR BSBY/Other Prime Fixed rate Yield 1Q22 2Q22 3Q22 4Q22 1Q23 $11,158 $11,014 $11,277 $11,273 $11,176 1.68% 1.80% 1.93% 2.09% 2.16% Securities Yield 1Q22 2Q22 3Q22 4Q22 1Q23 (1) Amortized cost; (2) Represents Total Notional outstanding of effective and forward-starting cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period; (3) NII sensitivity estimates reflect a dynamic balance sheet; beta sensitivity estimates represent approximations, based on total deposit cost betas 2% ($ in millions) Derivative Hedge Portfolio(2) Loan Portfolio Rate Mix and Yield Total Securities Portfolio Size(1) 12-Month NII Sensitivity: Rates & Betas(3) $3,850 $3,850 $3,850 $3,100 $3,100 $6,000 $5,000 $5,000 $4,850$1,350 $750 $750 $500 1.47% 1.82% 1.82% 1.95% 2.30% 2.30% 2.30% 2.62% 2.62% Effective Hedges Forward Starting Hedges Effective Rate 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Parallel Shock % NII Impact +100bps 3.3% -100bps (3.6)% +100 Shock ,% NII Impact ~ 30 Beta 5.8% ~ 40 Beta 3.3% ~ 50 Beta 0.8%

19 4Q22 1Q23 March 2023 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Avg. Rate Non-interest-bearing $16,569 N/A $15,014 N/A N/A Interest-bearing non-maturity (NMD) $24,849 0.97% $24,856 1.57% 1.78% Time $2,568 1.18% $3,601 2.42% 2.78% Brokered $4,987 3.14% $5,554 4.12% 4.31% Total interest-bearing $32,403 1.32% $34,012 2.07% 2.33% Total deposits $48,973 0.88% $49,026 1.44% 1.63% Total Average Deposit Costs

Loan Portfolio by Category

SYNOVUS

Consumer Portfolio - $8.4 billion

- Weighted average credit score of 792 and 778 for Home Equity and Mortgage, respectively
- Weighted average LTV of 74% and 72% for Home Equity and Mortgage, respectively[(1)]



Consumer Non-R/E 3.3%
Resi. Constr, Dev, Land 1.3%
Other CRE Prop. Types 6.6%
Multi-Family 7.7%
Office Bldg. 7.0%
Shopping Centers 3.0%
Hotel 3.9%
Consumer R/E Related 15.9%
C&I Specialty Lending(2) 24.4%
Middle Market & Commercial Banking 26.9%
Consumer
CRE
C&I

CRE Portfolio - $13.0 billion

- 92% are income-producing properties
- Diversity among property types and geographies

C&I Portfolio - $22.6 billion

- Specialty lending[(2)] is well-diversified among multiple lines-of-business
- C&I industry mix aligned with economic and demographic drivers

Portfolio Characteristics	Consumer	CRE	C&I
NPL Ratio	0.64%	0.06%	0.53%
QTD Net Charge-off Ratio (annualized)	0.66%[(3)]	(0.01)%	0.08%
30+ Days Past Due Ratio	0.45%	0.02%	0.07%
90+ Days Past Due Ratio	0.02%	0.00%	0.01%

Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 3/31/2023 commitment amount and any existing senior lien; (2) Specialty lending is primarily comprised of our senior housing portfolio, national accounts, structured lending (primarily lender finance) and insurance premium finance; (3) 1Q23 Consumer Net Charge Offs impacted by $6.6 million related to third-party portfolio move to HFS.

20

Commercial Real Estate

SYNOVUS

Composition of 1Q23 CRE Portfolio

Total Portfolio $13.0 billion



Office Building
Multi-Family
Hotels
Shopping Center
Other Investment Properties
Warehouses
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Residential Development
Land Acquisition
Commercial Development
0.8%
1.9%
0.5%
1.6%
3.0%
7.9%
23.6%
11.1%
10.2%
26.0%
13.4%

Investment Properties portfolio represent 92% of total CRE portfolio

- The portfolio is well diversified among property types
- Credit quality in Investment Properties portfolio remains excellent

CRE Credit Quality

- 0.06% NPL Ratio
- (0.01)% Net Charge-Off Ratio (annualized)
- 0.02 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of March 31, 2023)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[(1)]	Development & Land
Balance (in millions)	$3,071	$3,374	$1,332	$1,737	$1,441	$1,021	$597	$423
Weighted Average LTV[(2)]	54.3%	53.2%	51.2%	55.9%	54.5%	55.1%	N/A	N/A
NPL Ratio	0.01%	0.05%	0.05%	0.00%	0.05%	0.02%	0.59%	0.27%
Net Charge-off Ratio (annualized)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.16)%
30+ Days Past Due Ratio	0.03%	0.00%	0.00%	0.00%	0.02%	0.05%	0.08%	0.02%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/23 commitment amount.

21

Office Portfolio Analysis

1Q23 Key Credit Statistics: NPL Ratio: 0.01% NCO Ratio: 0.00% 90 DPD Ratio: 0.00%

Non-Medical Office Portfolio $1.5B

2014 — Average effective age of office collateral

54.5% — Average LTV[1] on non-medical office loans

8% *2023* **9%** *2024* — Major tenant[2] rollover on non-medical office loans


SNV Top 10 Markets Completions as % of Inventory(3)
4.9%
1.8%
2008
2022


Rent Growth(3)
National
0.2%
2.9%
SNV Top 10 Markets
2008
2022

Top 10 MSAs	Current Balance (mm)	LTV[1]
1) Atlanta	$ 183	55 %
2) Charlotte	$ 162	59 %
3) Charleston	$ 158	56 %
4) Tampa	$ 111	52 %
5) Miami	$ 104	58 %
6) Orlando	$ 92	58 %
7) Virginia Beach	$ 67	63 %
8) Jacksonville	$ 62	63 %
9) Naples	$ 53	52 %
10) Philadelphia	$ 52	41 %


Loan Maturities(2)
14.5%
12.4%
73%
2023
2024
2025+

Medical Office Portfolio $1.6B

1. Medical office does not face the same demand pressures caused by hybrid/remote work models
2. Medical office has historically featured more stable rent growth, occupancy trends, cap rates, and valuation trends than non-medical office space
3. Medical office is supported by strong growth in health-related spending, which comprises 20% of US GDP and is supported by demographic-driven demand
4. Medical office space makes up 12.5% of the nation's total office space, but comprises over 50% of Synovus' office portfolio


On Campus
Off Campus
Mixed Portfolios
13%
22%
65%

Top 10 MSAs	Current Balance (mm)	LTV[1]
1) Miami	$ 169	57 %
2) Atlanta	$ 136	56 %
3) Birmingham	$ 93	54 %
4) Washington DC	$ 90	64 %
5) Tampa	$ 89	63 %
6) Charlotte	$ 57	55 %
7) Lynchburg VA	$ 55	65 %
8) Philadelphia	$ 54	50 %
9) Pensacola	$ 37	51 %
10) Raleigh	$ 36	56 %

***Off Campus** MOB Composition*

Hospital Anchored	36%
Hospital Tenant	20%
Surgery Center	21%
Specialized	12%
Freestanding	3%
Multi Tenant MOB	8%

(1) LTV = Current note balance as of 3/31/2023 divided by appraised value at origination or updated value, whichever is more recent; (2) Major tenant is defined as contributing more than 20% to NOI; sample set on this analysis and Loan Maturities chart includes non-medical office loans greater than $7.5mm as of 3/31/2023, and comprises over 70% of the non-MOB office portfolio; (3) Rent growth and supply statistics are 4Q22 numbers from CoStar and represent weighted averages by loan balance.

22

C&I Portfolio

SYNOVUS

Diverse Industry Exposure
Total C&I Portfolio $22.6 billion



Finance/Insurance (1) 17.5%
Senior Housing 15.3%
Manufacturing 6.8%
Health Care 6.6%
Accom. & Food Svcs. 6.3%
Wholesale Trade 5.4%
Construction 5.3%
R/E Other (1) 5.2%
Retail Trade 4.9%
Prof., Scientific, Tech. Svcs. 4.3%
Other Services 4.0%
Transport/Warehousing (1) 4.0%
R/E Leasing 3.4%
All Other 2.4%
Arts, Entertainment, & Rec. 2.3%
Public Administration 2.1%
Educational Svcs. 1.9%
Admin., Support, Waste M... 1.2%
Ag, Forestry, Fishing 1.1%

- Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 73% of C&I balances
- Finance/Insurance predominantly represented by secured lender finance portfolio
  - 0.00% NPL Ratio
  - 0.00% Net Charge-Off Ratio (annualized)
  - 0.01% 30+ Day Past Due Ratio
  - 0.00% 90+ Day Past Due Ratio
- Senior Housing consists of 86% private pay facilities

Credit Indicator	1Q23
NPL Ratio	0.53%
Net Charge-off Ratio (annualized)	0.08%
30+ Days Past Due Ratio	0.07%
90+ Days Past Due Ratio	0.01%

Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing.

23

24 Credit Indicator 1Q23 NPL Ratio 0.64% Net Charge-off Ratio (annualized) 0.66% 30+ Days Past Due Ratio 0.45% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.4 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 1Q23 Originations 786 771 Weighted Average Credit Score of Total Portfolio 792 778 Weighted Average LTV(1) 73.6% 72.2% Average DTI(2) 34.3% 34.6% Utilization Rate 37.0% N/A 62.1% 20.8% 10.3% 4.6% 2.2% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 3/31/2023 commitment amount and any existing senior lien; (2) Average DTI of 1Q23 originations. Consumer Credit Quality Consumer Portfolio • 83% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22%

25 10.23% Core Transaction Deposits $1,618 $1,601 $1,580 $1,426 $872 $612 $841 $639 $340 $625 Held-for-Investment (HFI) Held-for-Sale (HFS) 1Q22 2Q22 3Q22 4Q22 1Q23 9% 16% 35% 40% Other Home Improvement Personal Student HFI Portfolio Composition(1) 1Q23 ($ in millions) Home Improvement Personal Student Loan Balance $138 $308 $352 Weighted Avg. FICO Score 751 751 777 NPL Ratio nm 0.71% 0.27% Net Charge-off Ratio (annualized) nm 4.80% 0.14% 30+ Day Past Due Ratio nm 1.40% 0.19% • Diversity among asset types; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 756 ◦ NPL Ratio of 0.73% ◦ Annualized Net Charge-off Ratio of 1.59% ◦ 30+ Day Past Due Ratio of 1.44% ($ in millions) (1) Table represents HFI portfolios > $100 million. Note: "nm" -- credit metrics not meaningful due to application of credit enhancements. Amounts may not total due to rounding. Third-Party Consumer

26 Risk Distribution ($ in millions) Composition Change Risk Category 1Q23 4Q22 1Q23 vs. 4Q22 Passing Grades $42,959 $42,774 $185 Special Mention 369 313 56 Substandard Accruing 535 501 34 Non-Performing Loans 182 128 54 Total Loans $44,045 $43,716 $329 Amounts may not total due to rounding. $1,830 $1,568 $1,222 $1,028 $1,032 $914 $929 $942 $1,086 4.7% 4.1% 3.2% 2.6% 2.6% 2.2% 2.2% 2.2% 2.5% Criticized and Classified Loans % of Total Loans 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Portfolio Risk DistributionCriticized & Classified Loans

27 1Q22 2Q22 3Q22 4Q22 1Q23 Financial Performance Diluted EPS $1.11 $1.16 $1.33 $1.35 $1.32 Net interest margin 3.01% 3.22% 3.47% 3.56% 3.43% Efficiency ratio-TE 54.66% 53.87% 50.41% 51.08% 52.33% Adjusted tangible efficiency ratio(1) 55.50% 53.43% 49.98% 50.58% 50.48% ROAA(2) 1.22% 1.26% 1.39% 1.38% 1.36% Adjusted ROAA(1)(2) 1.19% 1.27% 1.39% 1.39% 1.37% Balance Sheet QoQ Growth Total loans 2% 3% 3% 3% 1% Total deposits (2)% 1% (3)% 2% 2% Credit Quality NPA ratio 0.40% 0.33% 0.32% 0.33% 0.41% NCO ratio(2) 0.19% 0.16% 0.04% 0.12% 0.17% Capital Common shares outstanding(3) 145,335 145,358 145,443 145,487 146,059 Leverage ratio 8.87% 9.03% 9.04% 9.07% 9.14% Tangible common equity ratio(1) 6.80% 6.26% 5.52% 5.84% 6.12% (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) Quarterly Highlights Trend

28 ($ in thousands, except per share data) 1Q23 4Q22 1Q22 Net interest income $480,751 $501,346 $392,248 Non-interest revenue 133,126 102,439 105,334 Non-interest expense 321,852 308,996 272,450 Provision for (reversal of) credit losses 32,154 34,884 11,400 Income before income taxes $259,871 $259,905 $213,732 Income tax expense 57,712 54,135 42,695 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $193,868 $197,479 $162,746 Weighted average common shares outstanding, diluted 146,727 146,528 146,665 Net income per common share, diluted $1.32 $1.35 $1.11 Condensed Income Statement

29 ($ in thousands, except per share data) 1Q23 4Q22 1Q22 Net income available to common shareholders $193,868 $197,479 $162,746 Recovery of NPA (13,126) — — Investment securities losses (gains), net (1,030) — — Loss on other loans held for sale 16,750 — — Restructuring charges (reversals) (733) (2,372) (6,424) Loss on early extinguishment of debt — — 677 Valuation adjustment to Visa derivative — 2,500 — Tax effect of adjustments(1) (453) (31) 1,369 Adjusted net income available to common shareholders $195,276 $197,576 $158,368 Weighted average common shares outstanding, diluted 146,727 146,528 146,665 Net income per common share, diluted $1.32 $1.35 $1.11 Adjusted net income per common share, diluted $1.33 $1.35 $1.08 (1) An assumed marginal tax rate of 24.3% for 1Q23 and 4Q22 and 23.8% for 1Q22 was applied. Non-GAAP Financial Measures

30 ($ in thousands) 1Q22 2Q22 3Q22 4Q22 1Q23 Net income $171,037 $178,052 $203,044 $205,770 $202,159 Recovery of NPA — — — — (13,126) Loss on other loans held for sale — — — — 16,750 Restructuring charges (reversals) (6,424) (1,850) 956 (2,372) (733) Valuation adjustment to Visa derivative — 3,500 — 2,500 — Loss on early extinguishment of debt 677 — — — — Investment securities losses (gains), net — — — — (1,030) Tax effect of adjustments(1) 1,369 (393) (228) (31) (453) Adjusted net income $166,659 $179,309 $203,772 $205,867 $203,567 Net income annualized $693,650 $714,165 $805,555 $816,370 $819,867 Adjusted net income annualized $675,895 $719,206 $808,443 $816,755 $825,577 Total average assets $56,855,898 $56,536,940 $58,055,979 $58,963,417 $60,133,561 Return on average assets 1.22% 1.26% 1.39% 1.38% 1.36% Adjusted return on average assets 1.19% 1.27% 1.39% 1.39% 1.37% (1) An assumed marginal tax rate of 24.3% for 1Q23 and 4Q22 and 23.8% for 1Q22, 2Q22 and 3Q22 was applied. Non-GAAP Financial Measure, Continued

Non-GAAP Financial Measure, Continued

SYNOVUS

($ in thousands)	1Q23	4Q22	1Q22
Net income available to common shareholders	$193,868	$197,479	$162,746
Recovery of NPA	(13,126)	—	—
Loss on other loans held for sale	16,750	—	—
Restructuring charges (reversals)	(733)	(2,372)	(6,424)
Valuation adjustment to Visa derivative	—	2,500	—
Loss on early extinguishment of debt	—	—	677
Investment securities losses (gains), net	(1,030)	—	—
Tax effect of adjustments[1]	(453)	(31)	1,369
Adjusted net income available to common shareholders	$195,276	$197,576	$158,368
Adjusted net income available to common shareholders annualized	$791,953	$783,861	$642,270
Amortization of intangibles, tax effected, annualized	$5,699	$6,358	$6,543
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$797,652	$790,219	$648,813
Net income available to common shareholders annualized	$786,242	$783,476	$660,025
Amortization of intangibles, tax effected, annualized	$5,699	$6,358	$6,543
Net income available to common shareholders excluding amortization of intangibles annualized	$791,941	$789,834	$666,568
Total average shareholders' equity less preferred stock	$4,088,777	$3,742,927	$4,647,426
Average goodwill	$(452,390)	$(452,390)	$(452,390)
Average other intangible assets, net	$(26,245)	$(28,174)	$(34,576)
Total average tangible shareholders' equity less preferred stock	$3,610,142	$3,262,363	$4,160,460
Return on average common equity	19.23%	20.93%	14.20%
Adjusted return on average common equity	19.37%	20.94%	13.82%
Return on average tangible common equity	**21.94%**	**24.21%**	**16.02%**
Adjusted return on average tangible common equity	**22.09%**	**24.22%**	**15.59%**

(1) An assumed marginal tax rate of 24.3% for 1Q23 and 4Q22 and 23.8% for 1Q22 was applied.

31

32 Non-GAAP Financial Measure, Continued ($ in thousands) 1Q22 2Q22 3Q22 4Q22 1Q23 Total non-interest revenue $105,334 $97,266 $104,298 $102,439 $133,126 Investment securities (gains) losses, net — — — — (1,030) Recovery of NPA — — — — (13,126) Fair value adjustment on non-qualified deferred compensation 1,295 3,240 1,076 (1,557) (1,371) Adjusted non-interest revenue $106,629 $100,506 $105,374 $100,882 $117,599 Total non-interest expense $272,450 $282,051 $294,010 $308,996 $321,852 Loss on other loans held for sale — — — — (16,750) Restructuring (charges) reversals 6,424 1,850 (956) 2,372 733 Fair value adjustment on non-qualified deferred compensation 1,295 3,240 1,076 (1,557) (1,371) Valuation adjustment to Visa derivative — (3,500) — (2,500) — Loss on early extinguishment of debt (677) — — — — Adjusted non-interest expense $279,492 $283,641 $294,130 $307,311 $304,464

33 ($ in thousands) 1Q22 2Q22 3Q22 4Q22 1Q23 Adjusted non-interest expense $279,492 $283,641 $294,130 $307,311 $304,464 Amortization of intangibles (2,118) (2,118) (2,118) (2,118) (1,857) Adjusted tangible non-interest expense $277,374 $281,523 $292,012 $305,193 $302,607 Net interest income $392,248 $425,388 $477,919 $501,346 $480,751 Tax equivalent adjustment 865 960 972 1,131 1,119 Total non-interest revenue 105,334 97,266 104,298 102,439 133,126 Total TE revenue $498,447 $523,614 $583,189 $604,916 $614,996 Recovery of NPA — — — — (13,126) Investment securities losses (gains), net — — — — (1,030) Fair value adjustment on non-qualified deferred compensation 1,295 3,240 1,076 (1,557) (1,371) Adjusted revenue $499,742 $526,854 $584,265 $603,359 $599,469 Efficiency ratio-TE 54.7% 53.9% 50.4% 51.1% 52.3% Adjusted tangible efficiency ratio 55.5% 53.4% 50.0% 50.6% 50.5% Non-GAAP Financial Measure, Continued

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	1Q22	2Q22	3Q22	4Q22	1Q23
Net interest income	$392,248	$425,388	$477,919	$501,346	$480,751
Total non-interest revenue	105,334	97,266	104,298	102,439	133,126
Total non-interest expense	(272,450)	(282,051)	(294,010)	(308,996)	(321,852)
Pre-provision net revenue (PPNR)	$225,132	$240,603	$288,207	$294,789	$292,025
Net interest income	$392,248	$425,388	$477,919	$501,346	$480,751
Tax equivalent adjustment	865	960	972	1,131	1,119
Total non-interest revenue	105,334	97,266	104,298	102,439	133,126
Total TE revenue	$498,447	$523,614	$583,189	$604,916	$614,996
Recovery of NPA	—	—	—	—	(13,126)
Investment securities losses (gains), net	—	—	—	—	(1,030)
Fair value adjustment on non-qualified deferred compensation	1,295	3,240	1,076	(1,557)	(1,371)
Adjusted revenue	$499,742	$526,854	$584,265	$603,359	$599,469
Total non-interest expense	$272,450	$282,051	$294,010	$308,996	$321,852
Loss on other loans held for sale	—	—	—	—	(16,750)
Restructuring (charges) reversals	6,424	1,850	(956)	2,372	733
Fair value adjustment on non-qualified deferred compensation	1,295	3,240	1,076	(1,557)	(1,371)
Valuation adjustment to Visa derivative	—	(3,500)	—	(2,500)	—
Loss on early extinguishment of debt	(677)	—	—	—	—
Adjusted non-interest expense	$279,492	$283,641	$294,130	$307,311	$304,464
Adjusted revenue	$499,742	$526,854	$584,265	$603,359	$599,469
Adjusted non-interest expense	(279,492)	(283,641)	(294,130)	(307,311)	(304,464)
Adjusted PPNR	**$220,250**	**$243,213**	**$290,135**	**$296,048**	**$295,005**

Amounts may not total due to rounding.

34

35 ($ in thousands) 1Q22 2Q22 3Q22 4Q22 1Q23 Total assets $56,419,549 $57,382,745 $58,639,522 $59,731,378 $61,840,025 Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Other intangible assets, net (33,478) (31,360) (29,242) (27,124) (25,267) Tangible assets $55,933,681 $56,898,995 $58,157,890 $59,251,864 $61,362,368 Total shareholders’ equity $4,824,635 $4,584,438 $4,229,715 $4,475,801 $4,770,130 Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Other intangible assets, net (33,478) (31,360) (29,242) (27,124) (25,267) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,801,622 $3,563,543 $3,210,938 $3,459,142 $3,755,328 Total shareholders’ equity to total assets ratio 8.55% 7.99% 7.21% 7.49% 7.71% Tangible common equity ratio 6.80% 6.26% 5.52% 5.84% 6.12% Non-GAAP Financial Measure, Continued